                                                       Registration No. 33-70948
                                                                        811-8120

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 12

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 1

                               INHEIRITAGE ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


       It is proposed that this filing will become effective:

         ___  immediately upon filing pursuant to paragraph (b)
         ___  On (date) pursuant to paragraph (b)
         ___  60 days after filing pursuant to paragraph (a) (1)
         _X_  on May 1, 2003 pursuant to paragraph (a) (1)
         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2002 will be filed on or before March 30, 2003.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Allmerica Variable Inheiritage, an individual joint survivorship flexible premium variable life insurance issued by First Allmerica Financial Life Insurance Company in New York and Hawaii and by Allmerica Financial Life Insurance and Annuity Company in all other jurisdictions Life insurance coverage is provided for two Insureds, with Death Proceeds payable at death of the last surviving Insured. Applicants must be Age 80 or under with respect to the younger Insured, and Age 85 or under with respect to the older Insured.

The policies are funded through the Inheiritage Account of Allmerica Financial and the Inheiritage Account of First Allmerica, each a separate investment account referred to collectively as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-------------------------------------------                  ----------------------------------------
AIT Core Equity Fund                                         Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                                        Fidelity VIP Growth Portfolio
AIT Government Bond Fund                                     Fidelity VIP High Income Portfolio
AIT Money Market Fund                                        Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund
AIT Select Capital Appreciation Fund                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Emerging Markets Fund                             --------------------------------------------
AIT Select Growth and Income Fund                            Fidelity VIP II Asset Manager Portfolio
AIT Select Growth Fund
AIT Select International Equity Fund                         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
AIT Select Investment Grade Income Fund                      (CLASS 2)
AIT Select Strategic Growth Fund                             ---------
AIT Select Strategic Income Fund                             FT VIP Franklin Large Cap Growth Securities Fund
AIT Select Value Opportunity Fund                            FT VIP Franklin Small Cap Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)       INVESCO VARIABLE INVESTMENT FUNDS, INC.
-----------------------------------------------------        ---------------------------------------
Alliance Premier Growth Portfolio                          INVESCO VIF Health Sciences Fund

DELAWARE VIP TRUST                                           JANUS ASPEN SERIES (SERVICE SHARES)
-----------------                                            -----------------------------------
Delaware VIP International Value Equity Series               Janus Aspen Growth Portfolio

                                                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                             ----------------------------------------
                                                             T. Rowe International Stock Portfolio

A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 800- 533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (HTTP://WWW.SEC.GOV).

THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT
                            FOR FUTURE REFERENCE.

                                DATED MAY 1, 2003

                                TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS
   What are the Policy's Benefits?
   What are the Policy's Risks?
SUMMARY OF RISKS AND BENFITS:  FEE TABLES
   Transaction Fees
   Periodic Charges Other than Fund Operating Expenses
   Annual Fund Operating Expenses
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS
   Who is the Company?
   What is the Separate Account?
   What are the Funds?
THE POLICY
   How do I communicate with the Company?
   How do I apply for a Policy?
   Can I examine and cancel the Policy or an increase in Face Amount?
   Is there a Paid-up Insurance Option?
   Does the Company support Incentive Funding Discounting?
   How do I make Payments?
   How do I allocate my Net Payments?
   Can I make transfers?
   Is the transfer privilege subject to any limitations?
   Are there restrictions on market timers?
   Is there a Dollar-Cost Averaging Option or Automatic Rebalancing Option?
   Can I make future changes under my Policy?
   How do I change the Face Amount of my Policy?
   Can I convert my Policy into a fixed policy?
   Can I make Policy Loans?
   Can I surrender the Policy?
   Can I make partial withdrawals?
   What is the Policy Value?
THE DEATH BENEFIT
   What are the Sum Insured Options?
   Can I Change the Sum Insured Option?
   Is a Guaranteed Death Benefit available?
   What are the Death Proceeds Payment Options?
TERMINATION AND REINSTATEMENT
   What are the termination provisions of the Policy?
   What are the reinstatement provisions of the Policy?
CHARGES AND DEDUCTIONS
   What charges are deducted from Payments?
   What is the Monthly Deduction?
   What charges are made against or reflected in the assets of the Separate Account?
   How is the Surrender Charge calculated?
   What charges apply to a Partial Withdrawal?
   What are the Transfer Charges?
   What is the charge for an increase in the Face Amount?
   Are there any other administrative charges?
   Does the Company waive charges for any classes of Policyowners?
FEDERAL TAX CONSIDERATIONS
   How are the Company and the Separate Account taxed?
   How are the Policies taxed?
   How are Policy loans taxed?

   How are Policy loans taxed?
   What are Estate and Generation-Skipping Taxes?
   What are Modified Endowment Policies and how are they taxed?
   What are the diversification requirements for the Separate Account?
   Can I be considered the owner of the Separate Account assets for tax purposes?
OTHER INFORMATION
   Are there other important Policy provisions?
   Can the Company delay payments to me?
   Do I have any voting rights?
   What reports will I receive concerning my Policy?
   Are there any pending legal proceedings involving the Separate Account?
   May the Company add, delete or substitute Funds?
   What is mixed and shared funding?
   Who are the independent accountants of the Company?
   Where can I find the financial statements of the Company and the Variable Account?
THE GENERAL ACCOUNT
GLOSSARY OF SPECIAL TERMS

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is a "joint survivorship" Policy because Death Proceeds are payable, not on the death of the first Insured to die, but on the death of the last surviving Insured. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     --   Life insurance coverage on the named Insureds

     --   Policy Value

     --   Surrender rights and partial withdrawal rights

     --   Loan privileges

Other benefits available through the policy include:

     -- Waiver of Premium Rider - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

     -- Split Option Rider/Exchange Option Rider - This Rider, AVAILABLE ONLY AT DATE OF ISSUE, permits you to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines.

     -- Other Insured Rider - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and minor children of either primary Insured. The Rider includes a feature that allows you to convert the "Other Insured" coverage to any permanent life insurance policy acceptable to the Company.

     -- Four-Year Term Rider - This Rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.

     -- Guaranteed Death Benefit Rider - This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse, regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

Certain Riders May Not Be Available In All States.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

     -- There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges.

     -- The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     -- Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     -- Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     -- A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     -- Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                           TRANSACTION FEES

                    CHARGE                           WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS (LOAD)              NA                                1.00%

PREMIUM TAXES                                           From Payments                     VARIES BY STATE

DEFERRED ACQUISITION COSTS
("DAC TAX" CHARGE)                                      From Payments                          1.00%

SURRENDER CHARGE*                                Upon Surrender or a          Varies based on individual
                                                 Decrease in Face Amount      characteristics (sexes, issue ages and
                                                 for up to 10 years from      underwriting classes) of the Insureds.
                                                 Date of Issue of the         Considering all possible combinations
   MINIMUM AND MAXIMUM CHARGE                    Policy or from the date of   of sexes, issue ages and underwriting
                                                 increase in Face Amount,     classes of the Insureds, the minimum
                                                 respectively.                is $______ (for ________) and the
                                                                              maximum is $______ (for _____) per
                                                                              $1000 of Face Amount.

   CHARGE FOR A REPRESENTATIVE POLICY OWNER                                   For a Male Standard Non-Smoker Age 45,
                                                                              the rate is $_________ per $1000 of
                                                                              Face Amount.

PARTIAL WITHDRAWAL CHARGE**                      Upon Partial Withdrawals     5% of any withdrawals in excess of the
                                                 in excess of the Free 10%    Free 10% Withdrawal amount.
                                                 Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION                   Upon any Partial Withdrawal  2% of the amount withdrawn, not to
FEE                                                                           exceed $25

ELECTING OPTIONAL GUARANTEED                     Upon election of the         $25 administrative fee
DEATH BENEFIT                                    Guaranteed Death Benefit

INCREASE IN FACE AMOUNT                          Upon increasing the Face     $40 administrative fee
                                                 Amount of the Policy

TRANSFER CHARGES                                 Upon the 13th transfer and   Currently $10 per transfer, guaranteed
                                                 each subsequent transfers    not to exceed $25 per transfer.
                                                 in a Policy Year.

CHANGING NET PAYMENT ALLOCATION                  Upon changing allocations    Currently there is no charge.  Any
                                                 of  Net Payments             future charge is guaranteed not to
                                                                              exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION            Upon changing allocation
                                                 of the Monthly Deduction


PROVIDING A PROJECTION OF VALUES                 Upon requesting a
                                                 projection of values

* The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years),

The surrender charges shown in the table may not be representative of the charge you would pay. For more information about the surrender charges that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your financial representative.

** The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

                                        PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                    CHARGE                        WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
----------------------------------------------- ----------------------------- ----------------------------------------
COST OF INSURANCE*                                        Monthly             Varies based on individual
                                                                              characteristics (sexes, issue ages and
                                                                              underwriting classes) of the Insureds

      MINIMUM AND MAXIMUM CHARGE                          Monthly             Considering all possible combinations
                                                                              of sexes, issue ages and underwriting
                                                                              classes of the Insureds, per $1,000 of
                                                                              original Face Amount: Considering all
                                                                              possible combinations of sexes, issue
                                                                              ages and underwriting classes of the
                                                                              Insureds, the minimum is $______ (for
                                                                              ________) and the maximum is $______
                                                                              (for _____) per $1000 of Face Amount.

    CHARGE FOR A REPRESENTATIVE POLICY OWNER              Monthly             Considering all possible combinations
                                                                              of sexes, issue ages and underwriting
                                                                              classes of the Insureds,  Per $1,000
                                                                              of original Face Amount: a
                                                                              representative charge is  $_______
                                                                              (for a Male Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                                Monthly             $6.00

MORTALITY AND EXPENSE RISK FEES                            Daily              Annual rate of 0.90 (guaranteed not to
                                                                              exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE                     Daily              Annual rate of 0.25% (guaranteed not
                                                   for the first fifteen      to exceed 0.25%)
                                                        Policy years

MONTHLY CHARGES FOR OPTIONAL BENEFITS*                    Monthly             Varies depending upon the optional
                                                                              benefits selected, and by the
                                                                              individual characteristics of the
                                                                              Insureds

SPLIT OPTION RIDER/                               Upon adding the rider to    $20.00 (one-time fee)
EXCHANGE OPTION RIDER                                   the contract

OTHER INSURED RIDER                                       Monthly             Varies based on individual
                                                                              characteristics (sexes, issue ages and
                                                                              underwriting classes) of the Insureds

      MINIMUM AND MAXIMUM CHARGE                          Monthly             Considering all possible combinations
                                                                              of sexes, issue ages and underwriting
                                                                              classes of the Insureds, per $1,000 of
                                                                              original Face Amount: Considering all
                                                                              possible combinations of sexes, issue
                                                                              ages and underwriting classes of the
                                                                              Insureds, the minimum is $______ (for
                                                                              ________) and the maximum is $______
                                                                              (for _____) per $1000 of Face Amount.

   CHARGE FOR A REPRESENTATIVE POLICY OWNER               Monthly             Considering all possible combinations
                                                                              of sexes, issue ages and underwriting
                                                                              classes of the Insureds,  Per $1,000
                                                                              of original Face Amount: a
                                                                              representative charge is  $_______
                                                                              (for a Male Standard Non-Smoker Age 45)

FOUR-YEAR TERM RIDER                                      Monthly             ????

      MINIMUM AND MAXIMUM CHARGE                          Monthly             Considering all possible combinations
                                                                              of sexes, issue ages and underwriting
                                                                              classes of the Insureds, the minimum
                                                                              is $______ (for ________) and the
                                                                              maximum is $______ (for _____) per
                                                                              $1000 of Face Amount.

   CHARGE FOR A REPRESENTATIVE POLICY OWNER               Monthly             Considering all possible combinations
                                                                              of sexes, issue ages and underwriting
                                                                              classes of the Insureds,  Per $1,000
                                                                              of original Face Amount: a
                                                                              representative charge is  $_______
                                                                              (for a Male Standard Non-Smoker Age 45)

GUARANTEED DEATH BENEFIT RIDER                     Upon adding the rider      $25 (one-time fee)
                                                 (available only at issue)

PAID-UP INSURANCE OPTION                                    N/A                                None


* The charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insureds. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insureds' circumstances at the time of the increase.

The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                       ANNUAL FUND OPERATING EXPENSES

 TOTAL ANNUAL FUND OPERATING EXPENSES                              MINIMUM                           MAXIMUM

  (expenses that are deducted from Fund assets,                 X.XX%                             X.XX%
 including management fees, distribution and/or
  service fees (12b-1 fees) and other expenses)

The table above shows the minimum and maximum expenses of the Funds during 2002. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers exclusively to First Allmerica Financial Life Insurance Company ("First Allmerica") for Policies issued in Hawaii and New York, and exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Policies issued in all other jurisdictions.

First Allmerica, originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. As of December 31, 2002, Allmerica Financial and First Allmerica had over $____ billion in combined assets and over $____ billion of life insurance in force. The principal office of the companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" collectively refers to the Inheiritage Account of Allmerica Financial and the Inheiritage Account of First Allmerica. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST
----------------------------
ADVISER:  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements. The sub-adviser is Opus Investment Management, Inc.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation. The sub-advisers are Massachusetts Financial Services Company and Jennison Associates LLC.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The sub-adviser is Schroder Investment Management North America Inc.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The sub-adviser is J.P. Morgan Investment Management Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-adviser is Putnam Investment Management, LLC.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-adviser is Bank of Ireland Asset Management (U.S.) Limited.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation. The sub-adviser is TCW Investment Management Company.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities. The sub-adviser is Western Asset Management Company.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
--------------------------------------------
ADVISER:  ALLIANCE CAPITAL MANAGEMENT L.P.

ALLIANCE PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DELAWARE VIP TRUST
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ADVISERS:  DELAWARE MANAGEMENT COMPANY AND DELAWARE INTERNATIONAL ADVISERS LTD.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States. This Series formerly was known as International Equity Series.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
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ADVISER:  FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
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ADVISER:  FRANKLIN ADVISERS, INC.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. Under normal market conditions, the Fund invests primarily in investments of large capitalization companies with market cap values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
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ADVISER:  INVESCO FUNDS GROUP, INC.

INVESCO VIF HEALTH SCIENCES FUND -- seeks capital growth.

JANUS ASPEN SERIES
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ADVISER:  JANUS CAPITAL

JANUS ASPEN GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
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ADVISER:  T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, INC. -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

- Effective date of the change in the investment policy OR

- Receipt of the notice of your right to transfer.

                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY ?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS

Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments and surrender of the Policy, we require you to use Company-approved forms. You may obtain Company-approved forms by calling 800-533-7881.

TELEPHONE REQUESTS

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

CONDITIONAL INSURANCE AGREEMENT

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, subject to the terms of the Conditional Insurance Agreement, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

     --   45 days after the application for the Policy is signed, or

     -- 10 days after you receive the Policy (or longer if required by state law), or

     -- 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or

     -- 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)  the value of the amounts allocated to the Separate Account, plus

(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

     --   45 days after the application for the increase is signed, or

     -- 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

     -- 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, the Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value of the Policy can purchase for a net single premium at the Insureds' Ages and Premium Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker, Male, Female (or Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     -- As described above, the paid-up insurance benefit is computed differently from the Net Death Benefit, and the death benefit options will not apply.

     -- The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

     --   The Policyowner may not make further premium payments.

     -- The Policyowner may not increase or decrease the Face Amount or make partial withdrawals. Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insureds' Ages. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any Debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the

General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     -- You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     --   Debt does not exceed Policy Value less surrender charges, then

     --   the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

     --   the minimum or maximum amount that may be transferred,

     -- the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

     --   the minimum period of time between transfers, and

     --   the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     -- there has been at least a 90-day period since the last transfer from the General Account, and

     -- the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON MARKET TIMERS?

Yes. The Policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policyowners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not invest in the Policy.

In order to prevent "market timing" activities that may harm or disadvantage other Policyowners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. We reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policyowners. If any of these actions are taken, we will notify the market timer of the action as soon as practicable.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     -- from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     -- to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under Termination and Reinstatement), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     --   Cancel your Policy under its right-to-examine provision

     --   Transfer your ownership to someone else

     --   Change the beneficiary

     -- Change the allocation of payments, with no tax consequences under current law

     --   Make transfers of Policy Value among the funds

     --   Adjust the death benefit by increasing or decreasing the Face Amount

     --   Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insureds is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $100,000. You may not increase the Face Amount after the younger Insured reaches Age 80 or the older Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in Face Amount is $100,000. The Face Amount in force after any decrease may not be less than $100,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Policy Value may be returned to you (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

     --   the Face Amount provided by the most recent increase;

     --   the next most recent increases successively; and

     --   the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. You may change a preferred loan to a non-preferred loan at any time upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the last surviving Insured or surrender.

CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

     --   the Policy Value, MINUS

     --   any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender is received at the Principal Office. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in CAN THE COMPANY DELAY PAYMENTS TO ME? Under OTHER INFORMATION.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

     --   your accumulation in the General Account, plus

     --   the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     -- the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

     -- the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.25% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first fifteen Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT - WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     -- the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     -- any additional insurance on the Insured's life that is provided by rider; minus

     -- any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the first Table below (for all Policies issued in Pennsylvania and for certain other Policies* described below, Table 2 applies). The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                                    GUIDELINE MINIMUM SUM INSURED -- TABLE 1
                           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                          PERCENTAGE         AGE                                PERCENTAGE
---                                          ----------         ---                                ----------
Under 60                                        300%            78                                    180%
60                                              300%            79                                    173%
61                                              293%            80                                    167%
62                                              286%            81                                    163%
63                                              279%            82                                    159%
64                                              272%            83                                    155%
65                                              265%            84                                    151%
66                                              258%            85                                    147%
67                                              251%            86                                    143%
68                                              244%            87                                    139%
69                                              237%            88                                    135%
70                                              230%            89                                    130%
71                                              223%            90                                    125%
72                                              217%            91                                    120%
73                                              211%            92                                    115%
74                                              205%            93                                    110%
75                                              198%            94                                    105%
76                                              192%            95                                    100%
77                                              186%            Over 95                               100%

For all Policies issued in Pennsylvania and for certain other Policies* described below, GUIDELINE MINIMUM SUM INSURED -- TABLE 2 applies, as follows:


                                        GUIDELINE MINIMUM SUM INSURED -- TABLE 2
                            (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                          PERCENTAGE         AGE                                PERCENTAGE
---                                          ----------         ---                                ----------
Thru 40                                         250%            61                                    128%
41                                              243%            62                                    126%
42                                              236%            63                                    124%
43                                              229%            64                                    122%
44                                              222%            65                                    120%
45                                              215%            66                                    119%
46                                              209%            67                                    118%
47                                              203%            68                                    117%
48                                              197%            69                                    116%
49                                              191%            70                                    115%
50                                              185%            71                                    113%
51                                              178%            72                                    111%
52                                              171%            73                                    109%
53                                              164%            74                                    107%
54                                              157%            75 thru 90                            105%
55                                              150%            91                                    104%
56                                              146%            92                                    103%
57                                              142%            93                                    102%
58                                              138%            94                                    101%
59                                              134%            95                                    100%
60                                              130%


     -- For a period of 90 days after a state insurance department has approved the use of GUIDELINE MINIMUM SUM INSURED -- TABLE 2, the Company will permit Policyowners in that state to endorse the Policy to elect GUIDELINE MINIMUM SUM INSURED -- TABLE 2. After a state insurance department has approved its use, all new Policies issued in that state will utilize GUIDELINE MINIMUM SUM INSURED -- TABLE 2.

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid).

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "WHAT IS THE MONTHLY DEDUCTION?"

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under

Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in the Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you. See THE POLICY -- "HOW DO I MAKE PAYMENTS."

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

An optional Guaranteed Death Benefit is available only at issue of the Policy. If this Benefit is in effect, the Company:

     -- guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and

     --   provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.   On each Policy anniversary, (a) must exceed (b) where, since the Date of
     Issue:

     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

     (b) is the sum of the minimum guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the Guaranteed Death Benefit is in force. The Death Proceeds will be the greater of:

     --   the Face Amount as of the Final Premium Payment Date; or

     -- the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit will end and may not be reinstated on the first to occur of the following:

     --   foreclosure of a Policy loan, or

     -- the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above), or

     -- any Policy change that results in a negative guideline level premium, or

     -- the effective date of a change from Sum Insured Option 2 to Sum Insured Option 1, if such change occurs within five Policy years of the Final Premium Payment Date, or

     -- a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Guaranteed Death Benefit terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of: (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy; or (b) the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

Option A:      PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

Option B:      LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

(1)            upon the death of the payee, with no further payments due (Life
               Annuity),

(2) or upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

(3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:      INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:      PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:      LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three
               variations may be chosen. After the death of one payee, payments will continue to the survivor:

(1)            in the same amount as the original amount; or

(2)            in an amount equal to 2/3 of the original amount; or

(3)            in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued;

                                       OR

(b)  the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the last surviving Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and either or both the Insureds is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

     --   a written application for reinstatement,

     -- Evidence of Insurability showing that the Insureds is insurable according to the Company's underwriting rules, and

     -- a premium that, after the deduction of the tax expense charge and premium expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (1) or (2). Under (1), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under (2), the minimum amount payable is the sum of

     -- the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, plus

     -- Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in (b) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

     -- the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

     -- an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

     --   the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

TAX EXPENSE CHARGE

A charge will be deducted from each premium payment for the actual state and local premium taxes paid by the Company and a charge of 1% of premiums to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes. The premium tax deduction will change if there is a change in tax rates or if the applicable jurisdiction changes (the Company should be notified of any change in address as soon as possible). The Company reserves the right to increase or decrease the 1% DAC tax deduction to reflect changes in the Company's expenses for DAC taxes.

PREMIUM EXPENSE CHARGE

A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for the cost of selling the Policies. The premium expense charge is a factor the Company must use when calculating the maximum sales load it can charge during the first two Policy years.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those last surviving Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for optional benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline

Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES - If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

     -- multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

          -- the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                   OR

          -- the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insureds at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. Sex-distinct rates do not apply, except in those states that do not permit unisex rates.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the Standard Premium Class will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for an Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when an Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the

Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if an Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly administrative charge of $6 per month will be deducted from Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insureds' Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE

During the first 15 Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the 15 Policy year.

The Company does not impose the Separate Account administrative charge after the fifteenth Policy year. On the fifteenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the prospectus and sales literature.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years). This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 25% of premiums received. See HOW IS THE SURRENDER CHARGE CALCULATED?

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount.

The maximum surrender charge for the increase is equal to the sum of (a) plus
(b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by average Age (at the time of increase) from
1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE

If you surrender the Policy during the first two Policy years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase.

ALLOCATION OF POLICY VALUE AND PREMIUMS UPON AN INCREASE IN FACE AMOUNT

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase.

For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

     --   the most recent increase;

     --   the next most recent increases successively, and

     --   the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charges on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     -- first, the surrender charge for the most recent increase in the Face Amount;

     -- second, the surrender charge for the next most recent increases successively;

     --   last, the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

     -- from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts; or

     --   to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?

Certain of the charges and deductions described below may be reduced for Policies issued to employees of the Company and its affiliates located at the Company home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of the Company and its affiliates and subsidiaries; employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company or VeraVest Investments, Inc. to sell the Policies, and any spouses or children of the above persons. The Cost of Insurance Charges may be reduced, and no surrender charges, partial withdrawal charges or front-end sales loads will be imposed (and no commissions will be paid), where the Policyowner as of the date of application is within these categories.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

     --   change beneficiaries,

     --   assign the Policy,

     --   revoke an assignment,

     --   pledge the Policy, or

     --   obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

The Split Option Rider permits the Policy to be split into two other life insurance policies, one covering each Insured singly. A Policy split may have adverse tax consequences. It is not clear whether the Policy split will be treated as a non-taxable exchange under Section 1035 of the Code. Unless the Policy split is so treated, it could result in recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policyowner should consult a competent tax adviser regarding the possible adverse tax consequences of a Policy split.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force. There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

WHAT ARE ESTATE AND GENERATION-SKIPPING TAXES?

When the last surviving Insured dies, the Death Proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policyowner was not the last surviving Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates with a value less than the unified credit amount will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse, when the death proceeds would be available to pay taxes due and other expenses incurred.

As a general rule, if an insured is the Policyowner and death proceeds are payable to a person two or more generations younger than the Policyowner, a generation-skipping tax may be payable on the death proceeds at rates similar to the maximum estate tax rate in effect at the time. If the Policyowner (whether or not he or she is an insured) transfers ownership of the policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the taxable amount being the value of the policy. (Such a transfer is unlikely but not impossible.) If the death proceeds are not includible in the Insured's estate (because the insured retained no incidents of ownership and did not relinquish ownership within three years before death), the payment of the death proceeds to the beneficiary is not subject to the generation-skipping tax regardless of the beneficiary's generation. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, the Policyowner should consult with a tax adviser for specific information where benefits are passing to younger generations.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but tfails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is named in the applications for the Policy. The Policyowner is generally entitled to exercise all rights under the Policy while the Insureds are alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insureds is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the death of the last surviving Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the last surviving Insured. While the Insureds are alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the last surviving Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the last surviving Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the last surviving Insured dies will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the lifetimes of both Insureds for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the lifetimes of both Insureds for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if either Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If either Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

NOTICE OF FIRST INSURED TO DIE

Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, you must mail to the Principal Office due proof of such death.

AGE

If the Age of either Insured as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age, if death of the last surviving Insured occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the last surviving Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or
(b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the last surviving Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHO ARE THE INDEPENDENT ACCOUNTANTS OF THE COMPANY?

PricewaterhouseCoopers LLP are the Company's Independent Accounts.

The financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of VEL II Account of the Company as of December 31, 2002 and for the periods indicated, included in the Statement of Additonal Information constituting part of this Registration

Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities laws, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC.
Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

AGE: An Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the last surviving Insured.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and Hawaii and to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all other jurisdictions.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at death of the last surviving Insured, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit rider is in effect. If the Rider is in effect, the Death Proceeds will be the greater of (a) the Face Amount as of the final Premium Payment Date, or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company. This Rider may not be available in all states.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insureds' Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the younger Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states. The Net Death Benefit may be different before and after the Final Payment Date.

GENERAL ACCOUNT: All the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table D, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the younger Insured's Age. The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the younger Insured's attained age on Death of Last Surviving Insured, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE 1 and TABLE 2 under WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

INSUREDS: The two persons covered under the Policy.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     -- You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     --   Debt does not exceed Policy Value less surrender charges, then

     --   the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of the Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

NET PREMIUM: An amount equal to the premium less a tax expense charge and premium expense charge.

PAID-UP INSURANCE: Joint survivorship insurance coverage for the lifetime of the Insureds, with no further premiums due.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insureds based on the information in the application and any other Evidence of Insurability considered by the Company. The Insureds' Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: The amount payable upon the death of the last surviving Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the death of the last surviving Insured, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS (FUNDS): The investment portfolios of Allmerica Investment Trust, Alliance Variable Products Series Fund, Inc., Delaware VIP Trust, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, and T. Rowe Price International Series, which are available under the Policy.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of the Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                  (BACK COVER)

-- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 800-533-7881.

-- PERSONALIZED ILLUSTRATIONS OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES ARE AVAILABLE BY CALLING 800-533-7881.

-- IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION, YOU MAY CALL TOLL-FREE 800-533-7881.

-- ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179.

INFORMATION ABOUT THE INHEIRITAGE ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE INHEIRITAGE ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.













Inheiritage Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-8120/33-70948

Inheiritage Account of First Allmerica Financial Life Insurance Company File No. 811-8304/33-74184

                               INHEIRITAGE ACCOUNT
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                               INHEIRITAGE ACCOUNT
                                       OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION


          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND BY THE INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.

                               DATED: MAY 1, 2003

Inheiritage Account

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

SERVICES

      SERVICE PROVIDERS
      OTHER SERVICE ARRANGEMENTS

UNDERWRITERS AND DISTRIBUTION

MORE INFORMATION ABOUT DEATH BENEFITS

      DEATH PROCEEDS
      SUM INSURED OPTIONS
      CHANGES IN SUM INSURED OPTIONS

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

      WAIVER OR REDUCTION OF CHARGES
      ALCULATION OF MAXIMUM SURRENDER CHARGES

PERFORMANCE INFORMATION

      OTHER PERFORMANCE INFORMATION

FINANCIAL STATEMENTS

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an indirect wholly-owned subsidiary of AFC). Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2002, Allmerica Financial and First Allmerica had over $____ billion in combined assets and over $____ billion in life insurance in force. Allmerica Financial and First Allmerica are referred to collectively as the Company."

The Inheiritage Account of Allmerica Financial is a separate investment account established on February 2, 1993 and the Inheiritage Account of First Allmerica is a separate investment account established on November 3, 1993. Each meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Inheiritage Accounts are referred to collectively as the "Variable Account." This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Several Sub-Accounts of the Variable Account are available under the Inheiritage contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-------------------------------------------                   -----------------------------------------
AIT Core Equity Fund                                          Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                                         Fidelity VIP Growth Portfolio
AIT Government Bond Fund                                      Fidelity VIP High Income Portfolio
AIT Money Market Fund                                         Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund
AIT Select Capital Appreciation Fund                          FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Emerging Markets Fund                              --------------------------------------------
AIT Select Growth and Income Fund                             Fidelity VIP II Asset Manager Portfolio
AIT Select Growth Fund
AIT Select International Equity Fund                          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
AIT Select Investment Grade Income Fund                       --------------------------------------------------------------
AIT Select Strategic Growth Fund                              FT VIP Franklin Large Cap Growth Securities Fund
AIT Select Strategic Income Fund                              FT VIP Franklin Small Cap Fund
AIT Select Value Opportunity Fund
                                                              INVESCO VARIABLE INVESTMENT FUNDS, INC.
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                  ---------------------------------------
(CLASS B)                                                     INVESCO VIF Health Sciences Fund
---------
Alliance Premier Growth Portfolio                             JANUS ASPEN SERIES (SERVICE SHARES)
                                                              -----------------------------------
DELAWARE VIP TRUST                                            Janus Aspen Growth Portfolio
------------------
Delaware VIP International Value Equity Series                T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                              ----------------------------------------
                                                              T. Rowe International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the VEL Account II of Allmerica Financial, and First Allmerica serves as custodian of the assets of the VEL Account II of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

AUDITING SERVICES. The financial statements of Allmerica Financial as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of the VEL Account II of Allmerica Financial as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of First Allmerica as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of the VEL Account II of First Allmerica as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP is located at 160 Federal Street, Boston MA 02110.

MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate account of the Company that are invested in an underlying funds The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ('VeraVest," formerly Allmerica Investments, Inc.), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653, and is presently a wholly-owned by Allmerica Financial. The Policies were sold by agents of the Company who are registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.

The Company pays to registered representatives who sell the Policy Commissions based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally will equal 50 percent of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 3.5% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to you or to the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to VeraVest for services it performs and expenses it may incur as principal underwriter and general distributor services.

The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the Inheiritage Account of Allmerica Financial for the years 2000, 2001, and 2002 were $________________, $________________, and $_______________.
The aggregate amounts of commissions paid to Allmerica Investments for sales of all policies funded by the Inheiritage Account of First Allmerica for the years 1999, 2000, and 2001 were $________________, $________________, and
$________________ . No commissions were retained by VeraVest for sales of all contracts funded by the Inheiritage Account for the years 2000, 2001, and 2002.

                      MORE INFORMATION ABOUT DEATH BENEFITS

If the Policy is in effect at the death of the last surviving Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the last surviving Insured. There are no Death Proceeds payable on death of the first Insured to die.

Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). The Policyowner has the right to change the Sum Insured option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code of 1986 ("Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties.

DEATH PROCEEDS

The Policy provides two death benefit options: The Option 1 and the Option 2 The Policy provides for the payment of the Death Proceeds under the applicable death benefit option to the named Beneficiary on the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, due proof of such death must be received at the Principal Office. As long as the Policy remains in force , the Company will pay the Death Proceeds to the named Beneficiary, upon due proof of the death of the last surviving Insured.

The Company will normally pay the Death Proceeds within seven days of receiving due proof of the death of the last surviving Insured, but the Company may delay payments under certain circumstances The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death of the last surviving Insured; plus

     - any additional insurance on the Insureds' lives that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of death of the last surviving Insured for Option 2 and date of death of the last surviving Insured for Option 1.

SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the applications. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the first Table below (for all Policies issued in Pennsylvania and for certain other Policies* described below, Table 2 applies). The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 1
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

            AGE                      PERCENTAGE                       AGE                      PERCENTAGE
            ---                      ----------                       ---                      ----------
Under 60                                300%                           78                         180%
60                                      300%                           79                         173%
61                                      293%                           80                         167%
62                                      286%                           81                         163%
63                                      279%                           82                         159%
64                                      272%                           83                         155%
65                                      265%                           84                         151%
66                                      258%                           85                         147%
67                                      251%                           86                         143%
68                                      244%                           87                         139%
69                                      237%                           88                         135%
70                                      230%                           89                         130%
71                                      223%                           90                         125%
72                                      217%                           91                         120%
73                                      211%                           92                         115%
74                                      205%                           93                         110%
75                                      198%                           94                         105%
76                                      192%                           95                         100%
77                                      186%                      Over 95                         100%

For all Policies issued in Pennsylvania and for certain other Policies* described below, GUIDELINE MINIMUM SUM INSURED -- TABLE 2 applies, as follows

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 2
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

            AGE                      PERCENTAGE                       AGE                      PERCENTAGE
            ---                      ----------                       ---                      ----------
Thru 40                                250%                            61                           128%
41                                     243%                            62                           126%
42                                     236%                            63                           124%
43                                     229%                            64                           122%
44                                     222%                            65                           120%
45                                     215%                            66                           119%
46                                     209%                            67                           118%
47                                     203%                            68                           117%
48                                     197%                            69                           116%
49                                     191%                            70                           115%
50                                     185%                            71                           113%
51                                     178%                            72                           111%
52                                     171%                            73                           109%
53                                     164%                            74                           107%
54                                     157%                    75 thru 90                           105%
55                                     150%                            91                           104%
56                                     146%                            92                           103%
57                                     142%                            93                           102%
58                                     138%                            94                           101%
59                                     134%                            95                           100%
60                                     130%

* For a period of 90 days after a state insurance department has approved the use of GUIDELINE MINIMUM SUM INSURED -- TABLE 2, the Company will permit Policyowners in that state to endorse the Policy to elect GUIDELINE MINIMUM SUM INSURED -- TABLE 2. After a state insurance department has approved its use, all new Policies issued in that state will utilize GUIDELINE MINIMUM SUM INSURED -- TABLE 2.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid).

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

EXAMPLES

For purposes of this illustration, assume that the younger Insured is under the Age of 40, that there is no outstanding Debt, and that GUIDELINE MINIMUM SUM INSURED -- TABLE 1 applies.

EXAMPLE OF OPTION 1

Under Option 1, a Policy with a $300,000 Face Amount will generally have a Sum Insured equal to $300,000. However, because the Sum Insured must be equal to or greater than 300% of Policy Value, if at any time the Policy Value exceeds $100,000, the Sum Insured will exceed the $300,000 Face Amount. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $3.00.

For example:
     if Policy Value is $125,000, the Guideline Minimum Sum Insured will be $375,000 ($125,000 x 3.00);
     if Policy Value is $150,000, the Guideline Minimum Sum Insured will be $450,000 ($150,000 x 3.00); and
     if Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00).

Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $125,000 to $100,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $375,000 to $300,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the younger Insured's Age increases. If the younger Insured's Age in the above example were, for example, 70 (rather than between 0 and 40), the applicable percentage would be 230%. The Sum Insured would not exceed the $300,000 Face Amount unless the Policy Value exceeded $130,436 (rather than $100,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $2.30.

EXAMPLE OF OPTION 2

For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt, and that GUIDELINE MINIMUM INSURED -- TABLE 1 applies.

Under Option 2, a Policy with a Face Amount of $300,000 will generally produce a Sum Insured of $300,000 plus Policy Value. For example, a Policy with Policy Value of $50,000 will produce a Sum Insured of $350,000

($300,000 v $50,000); Policy Value of $80,000 will produce a Sum Insured of $380,000 ($300,000 v $80,000); Policy Value of $100,000 will produce a Sum
Insured of $400,000 ($300,000 v $100,000). However, the Sum Insured must be at least 300% of the Policy Value. Therefore, if the Policy Value is greater than $150,000, 300% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $150,000 will increase the Sum Insured by $3.00.

For example:
     if Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00);
     if Policy Value is $250,000, the Guideline Minimum Sum Insured will be $750,000 ($250,000 x 3.00); and
     if Policy Value is $300,000, the Guideline Minimum Sum Insured will be $900,000 ($300,000 x 3.00).

Similarly, if Policy Value exceeds $150,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $200,000 to $150,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $600,000 to $450,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the younger Insured's Age increases. If the Insured's Age in the above example were 70, the applicable percentage would be 230%, so that the Sum Insured must be at least 2.30 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $300,000 unless the Policy Value exceeded $230,769 (rather than $150,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $2.30.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGES IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. However, the change in option will affect the determination of the Sum Insured from that point on, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

          All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs), based on the joint life expectancy of both Insureds, subject to the deferred sales charge that varies as shown below by average issue Age or average Age at time of increase, as applicable:

              APPLICABLE AGE                                MAXIMUM GAPS
              --------------                                ------------
                   5-75                                         1.95
                    76                                          1.92
                    77                                          1.81
                    78                                          1.69
                    79                                          1.60
                    80                                          1.50
                    81                                          1.40
                    82                                          1.31

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum.

The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of 180 Policy months (15 Policy years). The factors used in calculating the maximum surrender charges vary with the issue Age of the younger Insured as indicated in the table that follows:

             INITIAL MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

          YOUNGER      INITIAL        YOUNGER      INITIAL       YOUNGER       INITIAL
           ISSUE      SURRENDER        ISSUE      SURRENDER       ISSUE       SURRENDER
            AGE         CHARGE          AGE         CHARGE         AGE          CHARGE
            ---         ------          ---         ------         ---          ------
             5            5.00            31          9.40            57         21.00
             6            5.00            32          9.80            58         22.00
             7            5.00            33         10.20            59         23.00
             8            5.00            34         10.60            60         24.00
             9            5.00            35         11.00            61         25.00
             10           5.00            36         11.40            62         26.00
             11           5.00            37         11.80            63         27.00

          YOUNGER      INITIAL        YOUNGER      INITIAL       YOUNGER       INITIAL
           ISSUE      SURRENDER        ISSUE      SURRENDER       ISSUE       SURRENDER
            AGE         CHARGE          AGE         CHARGE         AGE          CHARGE
            ---         ------          ---         ------         ---          ------
             12           5.00           38           12.20         64           28.00
             13           5.00           39           12.60         65           29.00
             14           5.00           40           13.00         66           30.00
             15           5.00           41           13.40         67           31.00
             16           5.00           42           13.80         68           32.00
             17           5.00           43           14.20         69           33.00
             18           5.00           44           14.60         70           34.00
             19           5.00           45           15.00         71           35.00
             20           5.00           46           15.40         72           35.00
             21           5.40           47           15.80         73           35.00
             22           5.80           48           16.20         74           35.00
             23           6.20           49           16.60         75           35.00
             24           6.60           50           17.00         76           35.00
             25           7.00           51           17.40         77           35.00
             26           7.40           52           17.80         78           35.00
             27           7.80           53           18.20         79           35.00
             28           8.20           54           18.60         80           35.00
             29           8.60           55           19.00
             30           9.00           56           20.00

EXAMPLES

For the purposes of these examples, assume that two non-smokers, each Age 55, are covered as the Insureds under a $1,000,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $16,861.10. The maximum surrender charge for the policy is calculated as follows:

      (a)  Deferred Administrative Charge                           $8,500.00
           ($8.50/$1,000 of Face Amount)

      (b)  Deferred Sales Charge                                   $15,781.99
           (48% x 1.95 GAPs)
                                                                   ----------
                              TOTAL                                $24,281.99

          Maximum Surrender Charge per Table (19.00 x 1,000)       $19,000.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

      (a)  Deferred Administrative Charge                          $8,500.00
           ($8.50/$1,000 of Face Amount)

      (b)  Deferred Sales Charge                                      Varies
           (not to exceed 25% of Premiums received,
           subject to the deferred sales charge)
                                                              -----------------
                                                              Sum of (a) and (b)

The maximum surrender charge is $19,000. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the 10th policy month, having paid total premiums of $7,500. The actual surrender charge would be $10,375.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month during this period ($95 per month in this example). In this example, the maximum surrender charge would be $11,400.

                             PERFORMANCE INFORMATION

The Policy was first offered to the public in 1994. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Table I and Table
III) and based on the periods that the Underlying Funds have been in existence (Table II and Table IV). The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the underlying funds.

The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense and premium expense charges, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)
     -    Dow Jones Industrial Average (DJIA)
     -    Shearson, Lehman Aggregate Bond Index
     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets
     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.
     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria
     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)
     - The advantages and disadvantages of investing in tax-deferred and taxable investments
     -    Customer profiles and hypothetical payment and investment scenarios
     -    Financial management and tax and retirement planning
     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                   TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                         SINCE INCEPTION OF SUB-ACCOUNTS

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                           10 YEARS
                                                                    SUB-ACCOUNT    FOR YEAR                OR SINCE
                                                                     INCEPTION      ENDED        5         INCEPTION
                                                                       DATE        12/31/02     YEARS      (IF LESS)
                                                                       ----        --------     -----      ---------
AIT Core Equity Fund (Service Shares)                                05/11/94
AIT Equity Index Fund (Service Shares)                               09/19/94
AIT Government Bond Fund (Service Shares)                            06/30/94
AIT Money Market Fund (Service Shares)                               05/26/94
AIT Select Aggressive Growth Fund (Service Shares)                   04/25/94
AIT Select Capital Appreciation Fund (Service Shares)                04/30/95
AIT Select Emerging Markets Fund (Service Shares)                    02/20/98
AIT Select Growth and Income Fund (Service Shares)                   05/01/94
AIT Select Growth Fund (Service Shares)                              05/19/94
AIT Select International Equity Fund (Service Shares)                05/03/94
AIT Select Investment Grade Income Fund (Service Shares)             05/01/94
AIT Select Strategic Growth Fund (Service Shares)                    02/20/98
AIT Select Strategic Income Fund (Service Shares)                    05/01/01
AIT Select Value Opportunity Fund (Service Shares)                   06/01/94
Alliance Premier Growth Portfolio (Class B)                          05/01/01
Delaware VIP International Value Equity Series                       05/11/94
Fidelity VIP Equity-Income Portfolio                                 05/01/94
Fidelity VIP Growth Portfolio                                        05/11/94
Fidelity VIP High Income Portfolio                                   05/12/94
Fidelity VIP Overseas Portfolio                                      04/28/94
Fidelity VIP II Asset Manager Portfolio                              05/11/94
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)           05/01/01
FT VIP Franklin Small Cap Fund (Class 2)                             05/01/01
INVESCO VIF Health Sciences Fund                                     05/01/01
Janus Aspen Growth Portfolio (Service Shares)                        05/01/01
T. Rowe Price International Stock Portfolio                          07/02/95


Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Underlying Fund in which a Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TABLE II
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                    UNDERLYING                             10 YEARS
                                                                     PORTFOLIO     FOR YEAR                (OR SINCE
                                                                     INCEPTION      ENDED         5        INCEPTION
                                                                        DATE       12/31/02     YEARS       IF LESS)
                                                                        ----       --------     -----      ---------
AIT Core Equity Fund (Service Shares)*                               04/29/85
AIT Equity Index Fund (Service Shares)*                              09/28/90
AIT Government Bond Fund (Service Shares)*                           08/26/91
AIT Money Market Fund (Service Shares)*                              04/29/85
AIT Select Aggressive Growth Fund (Service Shares)*                  08/21/92
AIT Select Capital Appreciation Fund (Service Shares)*               04/28/95
AIT Select Emerging Markets Fund (Service Shares)*                   02/20/98
AIT Select Growth and Income Fund (Service Shares)*                  08/21/92
AIT Select Growth Fund (Service Shares)*                             08/21/92
AIT Select International Equity Fund (Service Shares)*               05/02/94
AIT Select Investment Grade Income Fund (Service Shares)*            04/29/85
AIT Select Strategic Growth Fund (Service Shares)*                   02/20/98
AIT Select Strategic Income Fund (Service Shares)*                   07/03/00
AIT Select Value Opportunity Fund (Service Shares)*                  04/30/93
Alliance Premier Growth Portfolio (Class B)*                         06/26/92
Delaware VIP International Value Equity Series                       10/29/92
Fidelity VIP Equity-Income Portfolio                                 10/09/86
Fidelity VIP Growth Portfolio                                        10/09/86
Fidelity VIP High Income Portfolio                                   09/19/85
Fidelity VIP Overseas Portfolio                                      01/28/87
Fidelity VIP II Asset Manager Portfolio                              09/06/89
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)*          05/01/96
FT VIP Franklin Small Cap Fund (Class 2)*                            11/01/95
INVESCO VIF Health Sciences Fund                                     05/22/97
Janus Aspen Growth Portfolio (Service Shares)*                       09/13/93
T. Rowe Price International Stock Portfolio                          03/31/94

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE III
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF THE SUB-ACCOUNTS

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                             10 YEARS
                                                                    SUB-ACCOUNT    FOR YEAR                  OR SINCE
                                                                     INCEPTION      ENDED         5        INCEPTION OF
                                                                       DATE        12/31/02     YEARS       SUB-ACCOUNT
                                                                       ----        --------     -----      -------------
AIT Core Equity Fund (Service Shares)                                04/07/94
AIT Equity Index Fund (Service Shares)                               04/20/94
AIT Government Bond Fund (Service Shares)                            05/10/94
AIT Money Market Fund (Service Shares)                               05/04/94
AIT Select Aggressive Growth Fund (Service Shares)                   04/06/94
AIT Select Capital Appreciation Fund (Service Shares)                04/30/95
AIT Select Emerging Markets Fund (Service Shares)                    08/27/98
AIT Select Growth and Income Fund (Service Shares)                   04/18/94
AIT Select Growth Fund (Service Shares)                              04/10/94
AIT Select International Equity Fund (Service Shares)                05/03/94
AIT Select Investment Grade Income Fund (Service Shares)             04/20/94
AIT Select Strategic Growth Fund (Service Shares)                    08/27/98
AIT Select Strategic Income Fund (Service Shares)                    05/01/01
AIT Select Value Opportunity Fund (Service Shares)                   04/06/94
Alliance Premier Growth Portfolio (Class B)                          05/01/01
Delaware VIP International Value Equity Series                       04/06/94
Fidelity VIP Equity-Income Portfolio                                 04/06/94
Fidelity VIP Growth Portfolio                                        04/06/94
Fidelity VIP High Income Portfolio                                   04/06/94
Fidelity VIP Overseas Portfolio                                      04/06/94
Fidelity VIP II Asset Manager Portfolio                              05/11/94
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)           05/01/01
FT VIP Franklin Small Cap Fund (Class 2)                             05/01/01
INVESCO VIF Health Sciences Fund                                     05/01/01
Janus Aspen Growth Portfolio (Service Shares)                        05/01/01
T. Rowe Price International Stock Portfolio                          06/26/95

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Underlying Fund in which a Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TABLE IV
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                    UNDERLYING                             10 YEARS
                                                                       FUND       FOR YEAR                 (OR SINCE
                                                                     INCEPTION      ENDED         5        INCEPTION
                                                                       DATE        12/31/02     YEARS       IF LESS)
                                                                       ----        --------     -----      ---------
AIT Core Equity Fund (Service Shares)*                               04/29/85
AIT Equity Index Fund (Service Shares)*                              09/28/90
AIT Government Bond Fund (Service Shares)*                           08/26/91
AIT Money Market Fund (Service Shares)*                              04/29/85
AIT Select Aggressive Growth Fund (Service Shares)*                  08/21/92
AIT Select Capital Appreciation Fund (Service Shares)*               04/28/95
AIT Select Emerging Markets Fund (Service Shares)*                   02/20/98
AIT Select Growth and Income Fund (Service Shares)*                  08/21/92
AIT Select Growth Fund (Service Shares)*                             08/21/92
AIT Select International Equity Fund (Service Shares)*               05/02/94
AIT Select Investment Grade Income Fund (Service Shares)*            04/29/85
AIT Select Strategic Growth Fund (Service Shares)*                   02/20/98
AIT Select Strategic Income Fund (Service Shares)*                   07/03/00
AIT Select Value Opportunity Fund (Service Shares)*                  04/30/93
Alliance Premier Growth Portfolio (Class B)*                         06/26/92
Delaware VIP International Value Equity Series                       10/29/92
Fidelity VIP Equity-Income Portfolio                                 10/09/86
Fidelity VIP Growth Portfolio                                        10/09/86
Fidelity VIP High Income Portfolio                                   09/19/85
Fidelity VIP Overseas Portfolio                                      01/28/87
Fidelity VIP II Asset Manager Portfolio                              09/06/89
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)*          05/01/96
FT VIP Franklin Small Cap Fund (Class 2)*                            11/01/95
INVESCO VIF Health Sciences Fund                                     05/22/97
Janus Aspen Growth Portfolio (Service Shares)*                       09/13/93
T. Rowe Price International Stock Portfolio                          03/31/94

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-accounts, these hypothetical performance figures are based upon the historical performance of the non-12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                              FINANCIAL STATEMENTS

The independent accountants of Allmerica Financial Life Insurance and Annuity Company and the Inheiritage Account of Allmerica Financial Life Insurance and Annuity Company is PricewaterhouseCoopers LLP. The financial statements of Allmerica Financial as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of Inheiritage Account of Allmerica Financial as of December 31, 2002 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The independent accountants of First Allmerica Financial Life Insurance Company and the Inheiritage Account of First Allmerica Financial Life Insurance Company is PricewaterhouseCoopers LLP. The financial statements of First Allmerica as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of Inheiritage Account of First Allmerica as of December 31, 2002 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Allmerica Financial and First Allmerica included herein should be considered only as bearing on the ability of each company to meet its obligations under the Policies.

                            PART C: OTHER INFORMATION

ITEM 27.  EXHIBITS

     (A)  BOARD OF DIRECTORS RESOLUTION.

               Certified copy of Resolutions of the Board of Directors of the Company of September 15, 1993 establishing the Inheiritage Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B)  CUSTODIAN AGREEMENTS.

               Not Applicable.

     (C)  UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

               (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and are incorporated by reference herein.

               (4) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and are incorporated by reference herein.

               (5) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

               (6) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

               (7) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

     (D)  POLICY.

               (1) Policy and initial Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and are incorporated by reference herein.

               (2) The Preferred Loan Endorsement was previously filed on May 1, 1997 in Post-Effective Amendment No. 5 to this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) A Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

     (E)  APPLICATION.

               Applications were previously filed on April 30, 1997 in Post-Effective Amendment No. 6 to this Registration Statement on Form S-6, and are incorporated by reference herein.

     (F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

               Restated Articles of Incorporation and Bylaws of the Company were previously filed on October 13, 1995 in Post-Effective Amendment No. 3 to this Registration Statement on Form S-6, and are incorporated by reference herein.

     (G)  REINSURANCE CONTRACTS.

          (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (10) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (11) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (12) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (13) Reinsurance contract dated November 22, 1995 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (14) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (15) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (16) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (17) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (18) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (19) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (20) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (21) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (22) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (23) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (24) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H)  PARTICIPATION AGREEMENTS.

          (1) Amendment dated May 1, 2002 to the Allmerica Investment Trust Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466 on Form S-6, and is incorporated by reference herein.

          (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

          (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

          (4) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

          (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

          (6) Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 6 to this Registration Statement on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 4 or 5 to this Registration Statement on Form S-6, and is incorporated by reference herein.

          (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement on Form S-6, and is incorporated by reference herein.

          (8) Amendment dated February 25, 2000 to the Janus Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

          (9) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631 on Form S-6, and is incorporated by referenced herein.

          (10) Amendment dated May 1, 2002 to the Alliance Amended and Restated Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

          (11) Amendment dated October 31, 2001 to the INVESCO Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and INVESCO Variable Investments Funds, Inc. dated March 21, 2000, were previously filed in April 2001 in Post-Effective Amendment No. 15 of Registration No. 33-57792/811-7466 on Form S-6, and is incorporated by referenced herein.

          (12) Amendment dated May 1, 2002 to the AIM Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 12 of Registration Statement No. 33-83604/811-8746, and is incorporated by reference herein. Participation Agreement with the Company and AIM Variable Insurance Funds was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration No. 333-93031/811-09631 on Form S-6, and is incorporated by reference herein.

     (I)  ADMINISTRATIVE CONTRACTS.

          (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (2)  Directors' Power of Attorney is filed herewith.

     (J)  OTHER MATERIAL CONTRACTS.

               Not Applicable.

     (K)  LEGAL OPINION.

               Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

               Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

               Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.

               Consent of Independent Accountants will be filed by Post-Effective Amendment.

     (O)  OMITTED FINANCIAL STATEMENTS.

               Financial Statements included in Part B
               Financial Statements for Allmerica Financial Life Insurance and Annuity Company and Financial Statements for the Inheiritage Account of Allmerica Financial Life Insurance and Annuity Company will be filed by Post-Effective Amendment.

     (P)  INITIAL CAPITAL AGREEMENTS

               Not Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

               Not Applicable. Any such disclosures are included in the prospectus and/or SAI.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Bruce C. Anderson                           Director (since 1996) and Vice President (since 1984) of
    Director and Vice President             First Allmerica

Warren E. Barnes                            Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate            1998) of First Allmerica
    Controller

Charles F. Cronin                           Secretary and Counsel (since 2000) of First Allmerica;
    Secretary                               Counsel (since 1996) of First Allmerica; Attorney (1991-1996)
                                           of Nutter, McClennen & Fish

J. Kendall Huber                            Senior Vice President (since 2003); Director and General
    Director, Senior Vice President and     Counsel (since 2000); Vice President (2000-2003)
    General Counsel                         of First Allmerica; Vice President (1999) of Promos Hotel
                                            Corporation; Vice President and Deputy General Counsel
                                            (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                            General Counsel (1995-1998) of USF&G Corporation


NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Mark A. Hug                                 President and Chief Executive Officer (since 2002) of First
    Director, President and                 Allmerica; Director (since 2001) and Vice President (since 2000)
    Chief Executive Officer                 of First Allmerica; Senior Vice President of Life and Annuity
                                            Products (1997-1999) for The Equitable Life Assurance Society

John P. Kavanaugh                           Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and            President (since 1991) of First Allmerica;  Director (since 1996)
    Chief Investment Officer                and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                            Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President & Treasurer              Allmerica; Associate, Investment Banking (1996-1997) of
                                            Merrill Lynch & Co.

Edward J. Parry, III                        Senior Vice President (since 2003); Director and Chief
    Director, Senior Vice President         Financial Officer (since 1996), Vice President (1993-2003)
    and Chief Financial Officer             and Treasurer (1993-2000) of First Allmerica

Robert P. Restrepo, Jr.                     Senior Vice President (since 2003); Director (since 1998);
    Director and Senior Vice President      Vice President (1998-2003) of First Allmerica;
                                            Chief Executive Officer (1996 to 1998) of Travelers
                                            Property & Casualty; Senior Vice President (1993 to 1996)
                                            of Aetna Life & Casualty Company

Gregory D. Tranter                          Director and Vice President (since 2000) of First Allmerica;
    Director and Vice President             Vice President (1996-1998) of Travelers Property &  Casualty;
                                            Director of Geico Team (1983-1996) of Aetna Life & Casualty


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                          -------------------------------
                                          ALLMERICA FINANCIAL CORPORATION

                                                     DELAWARE
                                          -------------------------------
                                                         |
                                                         |
--------------------------------------------------------------------------------------------------------------------
100%                100%              100%                      100%           100%              100%           100%
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
     Opus                                               Allmerica
   Investment         Financial         Allmerica     Financial Life    AFC Capital    VeraVest, Inc.     First
Management, Inc.    Profiles, Inc.    Funding Corp    Insurance and       Trust I                        Sterling
                                                         Annuity                                          Limited
                                                         Company

 Massachusetts       California       Massachusetts   Massachusetts      Delaware      Massachusetts     Bermuda
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                   100%
  |                                                         |                                         --------------
  |                                                         |                                         First Sterling
  |                                                         |                                          Reinsurance
  |                                                         |                                            Company
  |                                                         |                                            Limited
  |                                                         |
  |                                                         |                                             Bermuda
  |                                                         |                                         --------------
  |                                                         |
  |  -------------------------------------------------------------------------------------------------------------------------------
  |          100%         100%          100%          100%         100%       100%         100%        100%         100%        100%
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                Allmerica     Allmerica   Allmerica     First     Allmerica   Allmerica   Allmerica    Allmerica
  |     VeraVest     VeraVest      Financial     Financial  Investments  Allmerica  Investments  Investment  Investment  Investments
  |   Investments,  Investment    Investment      Services   Insurance   Financial   Insurance   Insurance   Insurance    Insurance
  |      Inc.        Advisors,    Management     Insurance  Agency Inc.    Life      Agency of   Agency Inc.   Agency    Agency Inc.
  |                    Inc.        Services,      Agency,   of Alabama   Insurance    Florida,   of Georgia    Inc. of        of
  |                                   Inc.          Inc.                  Company      Inc.                   Kentucky   Mississippi
  |
  |  Massachusetts Massachusetts Massachusetts Massachusetts Alabama   Massachusetts  Florida     Georgia     Kentucky   Mississippi
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                                                          |
  |                                                                          |
---------------------------------------------------------------------   ---------------------------
         100%            100%         100%         100%          100%             100%         100%
--------------  ------------- ------------- -------------- ----------   --------------- -----------
  Allmerica       Allmerica         The       Allmerica      Citizens      Advantage      Allmerica
Benefits, Inc.      Asset         Hanover     Financial     Insurance      Insurance        Trust
                  Management,    Insurance    Insurance    Company of    Network, Inc.     Company,
                   Limited        Company      Brokers,     Illinois                         N.A.
                                                 Inc.

  Florida          Bermuda    New Hampshire  Massachusetts  Illinois       Delaware       Federally
                                                                                          Chartered
--------------  ------------- ------------- -------------- ----------   --------------- -----------
                                     |
                                     |
------------------------------------------------------------------------------------------------------------------------------------
      100%        100%            100%         100%           100%         100%            100%        100%        100%         100%
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
Allmerica   Allmerica     The Hanover     Hanover    Massachusetts    Allmerica     AMGRO, Inc.   Citizens    Citizens     Citizens
Financial      Plus         American       Texas     Bay Insurance    Financial                   Insurance   Insurance    Insurance
 Benefit    Insurance      Insurance     Insurance      Company        Alliance                    Company   Company of   Company of
Insurance  Agency, Inc.     Company      Management                   Insurance                    of Ohio     America   the Midwest
 Company                                  Company,                     Company
                                            Inc.
Michigan   Massachusetts  New Hampshire    Texas     New Hampshire  New Hampshire  Massachusetts    Ohio      Michigan     Indiana
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
                                                                                         |                        |
                                                                                         |                        |
                                                                             ----------------------------     ---------
                                                                                      100%           100%           100%
                                                                             --------------  ------------     ---------
                                                                                Lloyds           AMGRO         Citizens
                                                                                Credit        Receivables     Management
                                                                             Corporation      Corporation        Inc.

                                                                             Massachusetts      Delaware       Delaware
                                                                             --------------  ------------     ---------


                                                                                      --------------------
                                                                                             Hanover
                                                                                             Lloyd's
                                                                                            Insurance
                                                                                             Company

                                                                                              Texas
                                                                                      --------------------

                                                                                      Affiliated Lloyd's plan company, controlled by
                                                                                      Underwriters for the benefit of The Hanover
                                                                                      Insurance Company

                                                                                      --------------------   ---------------------
                                                                                             Allmerica            Allmerica
                                                                                         Investment Trust      Securities Trust

                                                                                          Massachusetts          Massachusetts
                                                                                      --------------------   ---------------------

                                                                                      Affiliated Management Investment Companies

                                                                                                   ------------------
                                                                                                     AAM High Yield
                                                                                                       Fund, L.L.C.

                                                                                                      Massachusetts
                                                                                                   ------------------

                                                                                      L.P. or L.L.C. established for the benefit
                                                                                      of First Allmerica, Allmerica Financial Life,
                                                                                      Hanover and Citizens

                                                                      ----------------      -----------------     ----------------
                                                                                                Greendale
                                                                      Allmerica Equity           Special                 AAM
                                                                         Index Pool          Placements Fund         Equity Fund

                                                                       Massachusetts          Massachusetts         Massachusetts
                                                                      ----------------      -----------------     ----------------

                                                                      Grantor Trusts established for the benefit of First Allmerica,
                                                                      Allmerica Financial Life, Hanover and Citizens


January 3, 2003

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      NAME                             ADDRESS                       TYPE OF BUSINESS
                      ----                             -------                       ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Life Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment  Trust
                                                  Worcester MA 01653



Allmerica Investments Insurance Agency Inc.       440 Lincoln Street              Insurance Agency
of Alabama                                        Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc.        440 Lincoln Street              Insurance Agency
of Georgia                                        Worcester MA 01653

Allmerica Investment Insurance Agency Inc.        440 Lincoln Street              Insurance Agency
of Kentucky                                       Worcester MA 01653

Allmerica Investments Insurance Agency Inc.       440 Lincoln Street              Insurance Agency
of Mississippi                                    Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda



First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

The Hanover Insurance Company                     100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises

Massachusetts Bay Insurance Company               100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset Management,    Worcester MA 01653
Inc.)

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

VeraVest Investment Advisors, Inc.                440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Investment           Worcester MA 01653
Management Company, Inc.)

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 30.  INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

                    NAME                                POSITION OR OFFICE WITH UNDERWRITER
                    ----                                -----------------------------------
           Emil J. Aberizk, Jr.                         Vice President

           Michael J. Brodeur                           Vice President

           Charles F. Cronin                            Secretary/Clerk

           Claudia J. Eckels                            Vice President

           J. Kendall Huber                             Director

           Mark A. Hug                                  Director and Vice President

           Richard M. LaVista                           President

           Mark C. McGivney                             Treasurer

           William F. Monroe, Jr.                       Vice President and Chief Compliance Officer

           K. David Nunley                              Vice President

           Jeffrey S. Rano                              Vice President and Chief Financial Officer

           Robert Scheinerman                           Vice President

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2002. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 21st day of February, 2003.

                               INHEIRITAGE ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        By: /s/ Charles F. Cronin
                           ----------------------------------
                                Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                                TITLE                                                          DATE
----------                                -----                                                          ----
/s/ Warren E. Barnes
------------------------------------      Vice President and Corporate Controller                        February 21, 2003
Warren E. Barnes

Bruce C. Anderson*
------------------------------------      Director and Vice President                                    February 21, 2003

J. Kendall Huber*
------------------------------------      Director, Senior Vice President and General Counsel            February 21, 2003

Mark A. Hug*
------------------------------------      Director, President and Chief Executive Officer                February 21, 2003

John P. Kavanaugh*
------------------------------------      Director, Vice President and Chief Investment Officer          February 21, 2003

Edward J. Parry III*
------------------------------------      Director, Senior Vice President and Chief Financial Officer    February 21, 2003

Robert P. Restrepo, Jr.*
------------------------------------      Director and Senior Vice President                             February 21, 2003

Gregory D. Tranter*
------------------------------------      Director and Vice President                                    February 21, 2003





* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated January 6, 2003 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-70948)

                             FORM N-6 EXHIBIT TABLE

Exhibit (I)(2)    Directors' Power of Attorney

Exhibit (K)       Opinion of Counsel